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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): April 4, 2005


                            VALENCE TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                     000-20028                 77-0214673
 (State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)


                      6504 Bridge Point Parkway, Suite 415
                               Austin, Texas 78730
               (Address of Principal Executive Offices, Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On April 4, 2005, Valence Technology, Inc. ("VALENCE") entered into an employment agreement with Mr. Jin-Rong Hwang. Mr. Hwang serves as Valence's President of Asia-Pacific Operations and is responsible for the day-to-day operation and management of Valence's Asia-Pacific Operations business and affairs. Mr. Hwang receives an annual salary of $250,000. In connection with his employment, Mr. Hwang was granted options to purchase 250,000 shares of Valence common stock with an exercise price of $3.10 per share. The options vest 25% on the first anniversary of his employment with Valence with the remaining 75% to vest quarterly over the three years thereafter. Under the terms of the agreement, Valence has agreed to pay Mr. Hwang a lump sum payment of $125,000 and six months of COBRA benefit payments if Valence is acquired or dissolved during the 24 months following the date of his hire and as a result Mr. Hwang is terminated or forced to resign.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(c)(1) On April 4, 2005, Valence hired Mr. Jin-Rong Hwang as its new President of Asia-Pacific Operations.

(2) Mr. Hwang, 56, has served as director of Pareto Co., Ltd., since 1999, where he was responsible for managing new business and product development and handling sales of battery-manufacturing equipment in the lithium-ion and polymer battery field. There are no family relationships between Mr. Hwang and any director or executive officer of Valence.

(3) The material terms of the employment agreement between Valence and Mr. Hwang is set forth in Item 1.01 above, and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.    DESCRIPTION

10.1 Letter dated April 1, 2005, by and between Valence Technology, Inc. and Jin-Rong Hwang.

99.1           Press Release issued by Valence Technology, Inc., on April 21,
               2005.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



April 25, 2005                      VALENCE TECHNOLOGY, INC.




                                    By: /s/ KEVIN W. MISCHNICK
                                        ------------------------------------
                                        Name:  Kevin W. Mischnick
                                        Title: Vice President of Finance and
                                        Assistant Secretary

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                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION

10.1 Letter dated April 1, 2005, by and between Valence Technology, Inc. and Jin-Rong Hwang.

99.1           Press Release issued by Valence Technology, Inc., on April 21,
               2005.